Exhibit 10.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Elek Straub, certify that the Form 20-F fully complies with the requirements of Section 13(a) or Section 15(d) of the U.S. Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2003

	By:	/s/ Elek Straub
	Name:	Elek Straub
	Title:	Chairman and Chief Executive Officer

I, Dr. Klaus Hartmann, certify that the Form 20-F fully complies with the requirements of Section 13(a) or Section 15(d) of the U.S. Securities Exchange Act of 1934 and that information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2003

	By:	/s/ Dr. Klaus Hartmann
	Name:	Dr. Klaus Hartmann
	Title:	Chief Financial Officer